SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 1, 2009



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On May 1, 2009, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



99.1 Press Release dated May 1, 2009.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  May 1, 2009


                                         /s/Ronald J. Casciano
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated May 1, 2009.

Exhibit 99.1  Press Release dated May 1, 2009.



FOR RELEASE:     New Hartford, NY, May 1, 2009
CONTACT:         Christopher R. Byrnes (315) 738 - 0600 ext. 226
                 cbyrnes@partech.com, www.partech.com



                           PAR TECHNOLOGY CORPORATION

                        --REPORTS FIRST QUARTER RESULTS-

             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)
--------------------------------------------------------------------------------

(New Hartford, NY - May 1, 2009) - PAR Technology Corporation (NYSE:PTC) today announced results from operations for the first quarter ended March 31, 2009.

PAR reported record first quarter revenues of $60.5 million, a 16% increase over the $52.1 million reported in the same period a year ago. Reported net income for the first quarter was $247,000, compared with a net loss of $744,000 in the first quarter of 2008. The Company reported diluted earnings per share of $0.02 for the first quarter of 2009, compared to diluted loss per share of $0.05 for the first quarter of last year.

John W. Sammon, PAR Chairman and CEO commented, "Despite the overall economic decline and difficulties in the hospitality market, we continued to improve our profitability and strengthen our financial position in this year's first quarter. We believe the Company is now well-positioned for an economic recovery with our multi-faceted business model and a strengthened balance sheet. We remain focused on providing superior customer service, which differentiates PAR in the market. In addition, we continue to expand and enhance our software solutions, complementing our hardware offerings, thereby offering a compelling, comprehensive solution for our hospitality customers."

Sammon continued, "This past quarter we released our newest hardware platform, EverServ(TM). This new product offering, in conjunction with our industry wide reputation for superior support of large global restaurant chains, led to the winning of the Subway restaurant account. Additionally, we are also pleased to report that the commercial activities of our Logistics Management business made important progress over the last few months with the addition of several high profile customers thereby contributing to our record quarter."

Statements in this release or by the Company's spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the hospitality technology market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

ABOUT PAR TECHNOLOGY
--------------------

PAR Technology Corporation creates and markets products that help hospitality operators around the world to better manage money, materials, people and the guest experience. PAR has provided hardware, software and services to the world's largest restaurant chains and their franchisees for almost 30 years. Today the Company's extensive offering includes technology solutions for the full spectrum of hospitality operations, from boutique hotels and independent table service restaurants to international QSR chains, all backed by PAR's global service network. The Company has over 50,000 installations in 105 countries worldwide. PAR is also a leader in providing computer-based system design and engineering services to the Department of Defense and various federal agencies. Through PAR Logistics Management Systems, the Company is a provider of best of breed integrated solutions for shipping asset management and tracking. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information visit the Company's website at www.partech.com.

                                       ###
================================================================================

                           PAR TECHNOLOGY CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                      (in thousands, except share amounts)
                                   (unaudited)


                                                          March 31, December 31,
                                                            2009        2008
                                                         ---------  ------------
Assets
Current assets:
     Cash and cash equivalents .......................   $   4,722    $   6,227
     Accounts receivable-net .........................      44,130       53,582
     Inventories-net .................................      43,702       41,132
     Income tax refunds ..............................         222          208
     Deferred income taxes ...........................       5,334        5,301
     Other current assets ............................       3,105        3,588
                                                         ---------    ---------
         Total current assets ........................     101,215      110,038
Property, plant and equipment - net ..................       6,716        6,879
Deferred income taxes ................................       1,546        1,525
Goodwill .............................................      25,564       25,684
Intangible assets - net ..............................       7,850        8,251
Other assets .........................................       1,471        1,611
                                                         ---------    ---------
          Total Assets ...............................   $ 144,362    $ 153,988
                                                         =========    =========
Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long-term debt ...............   $   1,139    $   1,079
     Borrowings under lines of credit ................       7,700        8,800
     Accounts payable ................................      13,002       15,293
     Accrued salaries and benefits ...................       7,015        8,360
     Accrued expenses ................................       3,034        3,962
     Customer deposits ...............................       2,543        6,157
     Deferred service revenue ........................      16,160       16,318
                                                         ---------    ---------
         Total current liabilities ...................      50,593       59,969
                                                         ---------    ---------
Long-term debt .......................................       5,525        5,852
                                                         ---------    ---------
Other long-term liabilities ..........................       1,750        1,910
                                                         ---------    ---------
Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized ...................        --           --
     Common stock, $.02 par value,
       29,000,000 shares authorized;
       16,190,118 and 16,189,718 shares issued;
       14,537,363 and 14,536,963 outstanding .........         324          324
     Capital in excess of par value ..................      40,441       40,173
     Retained earnings ...............................      52,915       52,668
     Accumulated other comprehensive income (loss) ...      (1,677)      (1,399)
     Treasury stock, at cost, 1,652,755 shares .......      (5,509)      (5,509)
                                                         ---------    ---------
         Total shareholders' equity ..................      86,494       86,257
                                                         ---------    ---------
           Total Liabilities and Shareholders' Equity    $ 144,362    $ 153,988
                                                         =========    =========



                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                          For the three months
                                                             ended March 31,
                                                          2009            2008
                                                      -------------   ------------
Net revenues:
     Product ......................................   $     20,237    $     16,897
     Service ......................................         19,981          16,415
     Contract .....................................         20,250          18,795
                                                      ------------    ------------
                                                            60,468          52,107
                                                      ------------    ------------
 Costs of sales:
     Product ......................................         13,068           9,425
     Service ......................................         14,477          12,483
     Contract .....................................         19,236          17,840
                                                      ------------    ------------
                                                            46,781          39,748
                                                      ------------    ------------

           Gross margin ...........................         13,687          12,359
                                                      ------------    ------------
Operating expenses:
     Selling, general and administrative ..........          9,595           9,061
     Research and development .....................          3,309           4,121
     Amortization of identifiable intangible assets            365             390
                                                      ------------    ------------
                                                            13,269          13,572
                                                      ------------    ------------

Operating income (loss) ...........................            418          (1,213)
Other income, net .................................            107             314
Interest expense ..................................           (139)           (348)
                                                      ------------    ------------

Income (loss) before provision for income taxes ...            386          (1,247)
(Provision) benefit for income taxes ..............           (139)            503
                                                      ------------    ------------
Net income (loss) .................................   $        247    $       (744)
                                                      ============    ============
Earnings (loss) per share
     Basic ........................................   $        .02    $       (.05)
     Diluted ......................................   $        .02    $       (.05)

Weighted average shares outstanding
     Basic ........................................         14,473          14,379
                                                      ============    ============
     Diluted ......................................         14,721          14,379
                                                      ============    ============